Report Name - 10F-3

Fund - Zenix Income Fund Inc.

                                Period : 10/01/04 through 03/31/05


                                    ID : 654
                           Issuer Name : Dresser-Rand Group Inc.
					 7.375% 11/1/14
                            Trade Date : 10/14/04
                        Selling Dealer : Morgan Stanley
                Total Shares Purchased : 100,000
                        Purchase Price : 100.00
                    % Received by Fund : 0.02%
                        % of Issue (1) : 1.69%
        Other Participant Accounts (2) :       8,510,000.00
                      Issue Amount (2) :     420,000,000.00
          Total Received All Funds (2) :       8,610,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Dresser-Rand Group Inc.
					 7.375% 11/1/14
                            Trade Date : 10/14/04
                 Joint/Lead Manager(s) : Morgan Stanley
                                         Citigroup Global Markets Inc.
                                         UBS
                         Co-Manager(s) : Bear Stearns & Co. Inc.
					 Natexis Banque
                         Selling Group : N/A


                                    ID : 515
                           Issuer Name : HCA Inc. 6.375%, 1/15/15
                            Trade Date : 11/16/04
                        Selling Dealer : JPMorgan
                Total Shares Purchased : 200,000
                        Purchase Price : 99.671
                    % Received by Fund : 0.03%
                        % of Issue (1) : 2.67%
        Other Participant Accounts (2) :      19,800,000.00
                      Issue Amount (2) :     750,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : HCA Inc. 6.375%, 1/15/15
                            Trade Date : 11/16/04
                 Joint/Lead Manager(s) : JPMorgan Securities
                                         Merrill LYnch & Co.
                         Co-Manager(s) : Citigroup Global Markets Inc.
					 Banc of America Securities LLC
			        Deutsche Bank Securities Inc.
				Mizuho International Plc
				Wachovia Capital Markets, LLC
					 Scotia Capital (USA) Inc.
					 SunTrust Capital Markets, Inc.
					 BNY Capital Markets, Inc.
					 Calyon Securities (USA) Inc.
					 KeyBanc Capital Markets
                         Selling Group : N/A

				    ID : 264
                           Issuer Name : Las Vegas Sands Corp.
					 6.375% 2/15/15
                            Trade Date : 02/03/05
                        Selling Dealer : Goldman Sachs & Co.
                Total Shares Purchased : 375,000
                        Purchase Price : 99.08
                    % Received by Fund : 0.15%
                        % of Issue (1) : 16.00%
        Other Participant Accounts (2) :      39,625,000.00
                      Issue Amount (2) :     250,000,000.00
          Total Received All Funds (2) :      40,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Las Vegas Sands Corp.
					 6.375% 2/15/15
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Goldman Sachs & Co.
Co-Manager(s) : Citigroup
					 JPMorgan Securities
					 Lehman Brothers
					 Merrill LYnch & Co.
					 Scotia Capital Inc.
			 UBS Financial Services Inc.
                         Selling Group : N/A


				    ID : 339
                       Issuer Name : Host Marriott,6.375%, 3/15/15
                            Trade Date : 03/03/05
                        Selling Dealer : Goldman Sachs & Co.
                Total Shares Purchased : 200,000
                        Purchase Price : 100.00
                    % Received by Fund : 0.031%
                        % of Issue (1) : 2.718
        Other Participant Accounts (2) :      17,465,000.00
                      Issue Amount (2) :     650,000,000.00
          Total Received All Funds (2) :      17,665,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Host Marriott,6.375%, 3/15/15
                            Trade Date : 03/03/05
                 Joint/Lead Manager(s) : Deutsche Bank Securities Inc.
					 Goldman Sachs & Co.
					 Citigroup
                      Co-Manager(s) : Banc of America Securities LLC
					 Bank of New York Securities
					 Bear Stearns & Co.
					 Calyon Securities Inc.
			Wachovia Capital Markets, LLC
					 Scotia Capital Inc.
					 Societe Generale
                                       RBS Securites Corp.
elling Group : N/A


				    ID : 268
                           Issuer Name : Tribal Gaming (Mohegan)
					 10 Year, 6.875%, 2/15/15
                            Trade Date : 02/03/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 250,000
                        Purchase Price : 100.00
                    % Received by Fund : 0.167%
                        % of Issue (1) : 13.333%
        Other Participant Accounts (2) :      19,750,000.00
                      Issue Amount (2) :     150,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Tribal Gaming (Mohegan)
					 10 Year, 6.875%, 2/15/15
                            Trade Date : 02/03/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
					 Citigroup
                                SG Corporate & Investment Banking
                         Co-Manager(s) : Calyon Securities Inc.
					 Commerzbank AG
					 Key Capital Markets Inc.
					 RBS Greenwich Capital
					 Wells Fargo Securities
                         Selling Group : N/A

				    ID : 340
                           Issuer Name : Levi Strauss & Co.
					 Floating Rate, 4/1/12
                            Trade Date : 03/07/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 100,000
                        Purchase Price : 100.00
                    % Received by Fund : 0.026%
                        % of Issue (1) : 3.684
        Other Participant Accounts (2) :      13,900,000.00
                      Issue Amount (2) :     380,000,000.00
          Total Received All Funds (2) :      14,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Levi Strauss & Co.
					 Floating Rate, 4/1/12
                            Trade Date : 03/07/05
             Joint/Lead Manager(s) : Banc of America Securities LLC
					 Citigroup
					 Goldman Sachs & Co.
					 JPMorgan
					 Scotia Capital Inc.
                      Co-Manager(s) : Bear Stearns & Co.
                                     Credit Suisse First Boston Corp.
                                     Selling Group : N/A